SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________


       Date of Report (date of earliest event reported):  JULY 14, 2003



                              PSB HOLDINGS, INC.

            (Exact name of registrant as specified in its charter)



        WISCONSIN                   0-26480                   39-1804877
     (State or other           (Commission File              (IRS Employer
     jurisdiction of                Number)                 Identification
     incorporation)                                             Number)


                            1905 W. STEWART AVENUE
                               WAUSAU, WI 54401

         (Address of principal executive offices, including Zip Code)

                                (715) 842-2191
              Registrant's telephone number, including area code

                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (C)   EXHIBITS

            99.1  Press release dated July 14, 2003


ITEM 9.     REGULATION FD DISCLOSURE

      On July 14, 2003, PSB Holdings, Inc. issued a press release announcing construction of a new regional financial services office and administrative headquarters, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 9 by reference.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PSB HOLDINGS, INC.



Date:  July 14, 2003                By:    SCOTT M. CATTANACH
                                           Scott M. Cattanach
                                           Treasurer




                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                              PSB HOLDINGS, INC.
                              DATED JULY 14, 2003
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))




99.1  PRESS RELEASE DATED JULY 14, 2003